UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 12, 2020

AVX Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	AVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 12, 2020, AVX Corporation (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with the plaintiffs in the antitrust suit pending in the United States District Court, Northern District of California as In re: Capacitors Antitrust Litigation, No.14-cv-03264-JD, MDL 2801 (the “Class Action Suit”). Under the Settlement Agreement, in consideration for the release of the Company and their affiliates from all claims relating in any way to the conduct alleged in the Class Action Suit and from claims which could have been asserted in the Class Action Suit to the extent they relate to the sale of capacitors in the United States, the Company agreed to pay an aggregate of $65,000,000 to the settlement class of plaintiffs. Pursuant to the terms of the Settlement Agreement, the Company will pay an aggregate of $65,000,000 into an escrow account within 30 calendar days of the date of the Settlement Agreement. Under the terms of the Settlement Agreement the Company did not admit to any violation of any statute or law or to any liability or wrongdoing. The Settlement Agreement is subject to court approval. The settlement amount will be reflected on the Company’s Condensed Consolidated Statements of Operations for the fiscal quarter ending March 31, 2020.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)                              Not Applicable

(b)                              Not Applicable

(c)                               Not Applicable

(d)                              Exhibits

Exhibit Number	Description
10.1	Settlement Agreement, dated March 12, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2020

AVX CORPORATION

By:	/s/ Michael Hufnagel

Name:	Michael Hufnagel
Title:	Senior Vice President,
Chief Financial Officer
and Treasurer